Merger Agreement and Asset Purchase Agreement	9 Months Ended
Sep. 30, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Merger Agreement and Asset Purchase Agreement
2.	Merger Agreement and asset purchase agreement

On August 12, 2020, the Company entered into an agreement and plan of merger and reorganization (the “Merger Agreement”) with Brooklyn Immunotherapeutics LLC (“Brooklyn”), pursuant to which, subject to the terms and conditions thereof, a wholly-owned subsidiary of the Company will be merged with and into Brooklyn (the “Merger”), with Brooklyn surviving the Merger as a wholly-owned subsidiary of the Company. On the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), Brooklyn’s members will exchange their equity interests in Brooklyn for shares of the Company’s common stock representing between approximately 94.08% and 96.74% of the outstanding common stock of the Company immediately after the Effective Time on a fully diluted basis (less a portion of such shares which will be allocated to Maxim Group LLC in respect of the success fee owed to it by Brooklyn), and the Company’s stockholders as of immediately prior to the Effective Time, will own between approximately 5.92% and 3.26% of the outstanding common stock of the Company immediately after the Effective Time on a fully diluted basis. The exact number of shares to be issued in the Merger will be determined pursuant to a formula in the Merger Agreement.

Upon completion of the Merger, the combined company will focus its resources on executing Brooklyn’s business plan, and the board of directors of the combined company is expected to consist entirely of individuals designated by Brooklyn and the officers of the combined company are expected to be members of Brooklyn’s current management team.

On September 18, 2020, the Company and eGames.com Holdings LLC (“eGames.com”) entered into an asset purchase agreement (the “Asset Purchase Agreement”), pursuant to which, subject to the terms and conditions thereof, the Company will sell and assign (the “Asset Sale”) all of its right, title and interest in and to the assets relating to its current business (the “Purchased Assets”) to eGames.com. At the closing of the Asset Sale, in addition to assuming specified liabilities of the Company, eGames.com will pay the Company $2.0 million in cash. In connection with entering into the Asset Purchase Agreement, the sole owner of eGames.com absolutely, unconditionally and irrevocably guaranteed to the Company the full and prompt payment when due of any and all amounts, from time to time, payable by eGames.com under the Asset Purchase Agreement.

In connection with entering into the Asset Purchase Agreement, an affiliate of eGames.com loaned $1,000,000 to the Company, which, if the closing of the Asset Sale occurs, will be applied toward the purchase price at the closing of the Asset Sale. See Note 10 for more information regarding this loan. The Company is in discussions with the affiliate of eGames.com regarding the possibility of borrowing an additional $500,000 on approximately December 1, 2020, which, if received, would also be applied toward the purchase price at the closing of the Asset Sale. No assurances can be given that the Company will obtain such $500,000 loan from such affiliate or from any other party.

Consummation of the Merger and the Asset Sale is subject to certain closing conditions including, among others, approval by the Company’s stockholders of issuance of the Company’s common stock to Brooklyn’s members under the terms of the Merger Agreement and the approval of the Asset Sale.

No assurances are, or can be given, that the Merger or the Asset Sale will be consummated. See “Risk Factors—RISKS RELATED TO THE PROPOSED MERGER AND ASSET SALE.”